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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO

                  THE NORTHPOINT COMMUNICATIONS HOLDINGS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


     NorthPoint Communications Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), adopted the NorthPoint Communications Holdings, Inc. Employee Stock Purchase Plan (the "Plan"), by action of the Company's Board of Directors on March 22, 1999. The Plan was approved by the stockholders of the Company on April 9, 1999. The Company's name was subsequently changed to "NorthPoint Communications Group, Inc."

     In order to change the effective date of the Plan, this First Amendment to the Plan has been adopted by an action of the Company's Board of Directors on May 4, 1999.

     Section 1(j) of the Plan is hereby amended to read in its entirety as follows:

     "(j)  "Effective Date" means May 4, 1999."

                                  * * * * * *

     I hereby certify that the foregoing First Amendment to the Plan was adopted by the Board of Directors of NorthPoint Communications Group, Inc. on May 4, 1999.

     Executed at San Francisco, California on this 5th day of May, 1999.


                                   /s/ Steven Gorosh
                                   -----------------
                                   Steven Gorosh
                                   Secretary